UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

                      Date of Report                       October 22, 2003
             -------------------------------
            (Date of earliest event reported):

                            Badger Paper Mills, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                                             39-0143840
        (State or other                    0-00795              (IRS Employer
jurisdiction of incorporation)    (Commission File Number)   Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Badger Paper Mills, Inc. Press Release dated October 22,
                    2003.

Item 12.  Results of Operations and Financial Condition.
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     On October 22, 2003, Badger Paper Mills, Inc. issued a press release announcing a third quarter loss. A copy of the press release is furnished as
Exhibit 99 hereto and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BADGER PAPER MILLS, INC.

Date:    November 5, 2003

                                   By: /s/ William H. Peters
                                       --------------------------------------
                                       William H. Peters
                                       Vice President, Chief Financial Officer,
                                          Secretary and Treasurer

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 22, 2003

Exhibit Number
---------------

     (99)       Badger Paper Mills, Inc. Press Release dated October 22, 2003